NT CONFIDENTIAL

Exhibit 10.16.21

THIRD AMENDMENT TO TERRITORY LICENSE NO. 8
This Third Amendment (“Third Amendment”) to Territory License No. 8, effective December 1, 2011 (“TL 8”) to the Data License Agreement (“Agreement”) dated December 1, 2002, by and between TeleNav, Inc. (formerly known as Televigation, Inc.; collectively referred to herein as “Client” or “LICENSEE”) and Navigation Technologies Corporation (“NTC”), which was subsequently assigned by NTC to NAVTEQ North America, LLC (collectively “NT”), is made and entered into as of November 1, 2012 (“Third Amendment Effective Date”). The Agreement and TL 8 shall be collectively referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Third Amendment shall have the meanings set forth in the Agreement.
WHEREAS, NT and Client desire to amend certain provisions of TL 8 with this Third Amendment to provide pricing in connection with certain Copies [*****] in connection with a [*****];
WHEREFORE, the parties agree as follows:

1.
[*****]. In lieu of the pricing set forth in Sections 1-3 of Exhibit A to TL 8, the special pricing set forth below shall apply to Copies of Data for the Territories below which are distributed [*****] described below to [*****]. For the purposes of this Third Amendment, the [*****] means [*****] in which [*****] provided by NT is [*****] in connection with [*****]. For the sake of clarity, (A) the foregoing does not include [*****] in which the [*****] is dependent upon the End-User opting into [*****]; and (B) as related to [*****], Client may [*****] that were [*****] for further distribution to End-Users and properly reported by Client to NT in applicable license fee reports, but which [*****], and by way of such [*****] of [*****], Client may distribute these [*****] for no additional License Fee beyond the fees that Client already paid for distributing the [*****] provided that the Territory of Data remains the same for the [*****]. Except as provided herein, the pricing set forth below is the amount of the License Fee to be paid by Client to NT for [*****] and does not include any [*****] that may be applicable.

TERRITORY OF DATA	LICENSE FEE
US/Canada Territory	[*****]
United States + Mexico Territory	[*****]
Latin America Territory	[*****]
2. Except as otherwise modified herein, the terms of the DLA and TL 8 shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their authorized representatives as of the Third Amendment Effective Date.

NAVTEQ NORTH AMERICA, LLC	TELENAV, INC.
By: /s/ Stephen W. Kelley	By: /s/ Michael Strambi
Name: Stephen W. Kelley	Name: Michael Strambi
Title: Director, Legal and Intellectual Property	Title: CFO
Date: 12/10/2012	Date: 12/4/2012

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Third Amendment to TL 8 11.29.12swk    Page 1 of 1
[PR-008322]